UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2021

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor’s share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current and most recent month-end performance.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2021 (UNAUDITED)

 Dear Fellow Shareholders:

The stock market extended its rally from the lows in 2020, ending the year at new highs for many of the major stock indices.  The return was impressive given the economic headwinds, rising inflation, and the prospect of Fed tightening.  Rising interest rates pushed bonds lower, generating negative returns for the quarter and full year in the bond market.

What a Long, Strange Trip It’s Been

I’m not a big Grateful Dead fan, but I’m sure that the line above, from their song “Truckin” is recognizable to both dedicated and casual fans alike.  It should be, because apparently it has been performed by the group more than 520 times in concert.  It’s immediately recognizable because it succinctly encapsulates an idea that we can relate to so easily.  Who hasn’t struggled to work through some challenge that defies a simple solution through twists and turns that seem to stretch forever?

In many ways, the financial markets have been on a long, strange trip.  Since the Great Financial Crisis in 2007-8 we have been on a financial experiment that employed novel and untested macro-economic policies involving central bank intervention in the financial markets and government intervention in the economy.  The trip has become all the more strange as the impact of the COVID pandemic and policy responses added another layer of distortion on the global economy and financial markets.  The result has been labor shortages, a sharp resurgence of inflation, supply chain imbalances, and a rapid escalation of non-traditional investment assets.  We now begin an unwind of these policies without a clear understanding of the impact on our fragile economy and financial markets.

Despite the uncertainty, stock market performance has been impressive.  The markets struggled in September, as concerns regarding the potential for a government shutdown and proposed tax increases weighed on investors.  The uncertainty was compounded as a series of negative earnings pre-announcements raised concerns about corporate profitability.  The markets turned upward in October as the shutdown was avoided, major tax increases were removed from proposed legislation, and reported corporate earnings were better than expected.  The markets stumbled in November as pandemic concerns resurfaced, but finished the year with an impressive rally as the Fed reassured the markets by effectively conveying policy changes that would reduce financial stimulus and address inflation concerns.  The policy moves, combined with data demonstrating that the severity of recent COVID cases were much lower, pushed many of the major stock indices to new highs by quarter-end.

For the full year, the four major stock indices posted positive returns, with the S&P 500 outperforming the NASDAQ for the first time since 2016.  The Russell 2000 small-cap index underperformed as the prospect of reduced fiscal and monetary stimulus, and the prospect of higher interest rates, weighed on these smaller companies.  Growth stocks outperformed value stocks once again, but as the year progressed and the potential impact of policy changes became a concern, value names began to show signs of a rebound.  The shift was hardly enough to reverse the trend that has been in place since the Fed began its quantitative easing policy after the Great Financial Crisis, but it could signal a shift in market leadership away from the mega-cap growth names that have dominated the market over the past several years.

Annual Report |  1

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

The Manor Fund

The Manor Fund outperformed both the S&P 500 index and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, during the year ending December 31, 2021 with a return of 29.50% for the Fund compared to returns of 28.71% for the S&P 500 and 26.03% for the Lipper Large-Cap Core mutual fund index.  The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual funds index during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 21.76%, 12.07%, and 11.65% for the Fund compared to annualized returns of 26.05%, 18.45%, and 16.53% for the S&P 500 index, and returns of 23.49%, 16.82%, and 15.18% for the Lipper Large-Cap Core mutual fund index.

During the year ended December 31, 2021, the Fund was helped by strong performance from Applied Materials, Inc., D.R. Horton, Inc., Microsoft Corporation, Avery Dennison Corporation, and Lowes Companies, Inc.  The shares of Applied Materials rose steadily through much of the year.  The maker of chip manufacturing equipment reported revenue and earnings above expectations every quarter, and raised earnings guidance, as well, with the exception of the final quarter.  Applied lowered guidance in the final report, despite continued strong demand, due to supply chain constraints.  The shares of D.R. Horton staged rallies at the beginning and end of the year.  The home builder beat revenue and earnings expectations each quarter, and raised revenue and earnings guidance.  In the final report of the year, however, Horton raised concerns about the potential impact of supply chain shortages on results for the coming quarter.  The shares of Microsoft rose throughout the year, closing at all-time highs in December.  Microsoft reported revenue and earnings above expectations each quarter, and raised revenue and earnings guidance.  The company continues to experience strong growth in each of its business segments, especially in cloud computing, an important component of future growth.  The shares of Avery Dennison rose early in the year and then remained in a trading range through year-end.  The company reported revenue and earnings above expectations each quarter and raised earnings expectations.  The shares lost momentum as concerns about rising inflation and interest rates raised the possibility of an economic slowdown.  The shares of Lowes tracked a similar pattern, rising early in the year and then staging a late-year rally.  The company reported revenue and earnings above expectations each quarter, and raised revenue and earnings guidance several times.  The stock received a boost in December when the company reaffirmed revenue and earnings guidance for the next fiscal year, and authorized a new $13 billion common stock repurchase program.

Notable laggards during the year ended December 31, 2021 include Fidelity National Information Services, AT&T Inc., Charter Communications, Inc., Cummins Inc., and AES Corporation.  The shares of Fidelity National rose early in the year, but then fell after the company reported operating results for the first and second quarter.  While revenue and earnings exceeded expectations, the results raised investor concerns.  Fidelity National facilitates the processing of consumer credit card transactions and might not experience continued growth in a slowing economy.  The shares of AT&T traded lower for much of the year.  The company did report revenue and earnings that were better than expectations, but the results did not demonstrate strong sustainable growth.  Investors reacted negatively, in addition, when AT&T announced a definitive agreement to combine its Warner Media assets with Discovery as a new standalone company, a transaction that will saddle AT&T with a heavy debt load.  The shares of Charter Communications rose steadily through mid-year, and

Annual Report |  2

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

then reversed, sacrificing all of the early gains.  The company reported revenue and earnings that met, or exceeded, expectations each quarter.  Investor concern later in the year focused on modest growth in enterprise and commercial services and difficult comparisons to results from the previous year that were bolstered by heavy political advertising spending.  The shares of Cummins traded poorly through much of the year.  The company reported revenue and earnings that exceeded expectations each quarter until the final report of the year.  Weakness in the stock reflect investor concerns about constraints on operations due to semiconductor shortages and the potential for slowing economic growth as the Fed moves to raise interest rates.  The shares of AES also declined through much of the year.  This utility company serves markets from the US to South America.  The company reported mixed results during the year, primarily due to substantial business concentration to developing countries adversely affected by economic lockdowns and inconsistent political and economic policies.

  During the year we sold our holdings of Cabot Oil & Gas and used the proceeds to purchase Devon Energy Corp.  Devon is an independent energy company engaged in the exploration of oil and natural gas.  We also liquidated our position in AT&T, electing to hold the proceeds in cash pending the opportunity to reallocate the cash to a higher growth opportunity.

The Growth Fund

During the year ended December 31, 2021 the Fund underperformed the S&P 500 index but outperformed the Lipper Large-Cap Growth mutual fund index with a return of 27.90% for the Fund, compared to 28.71% for the S&P 500 index, and 22.35% for the Lipper index.  The Fund outperformed the S&P 500 index for the trailing 3-year and 5-year periods with returns of 28.40% and 19.91% for the Fund, compared to 26.05% and 18.45% for the index, but underperformed the Lipper Large-Cap Growth index returns of 31.23% and 24.29%.  The Fund underperformed the S&P 500 index and the Lipper index during the trailing 10-year period with a return of 16.18% for the Fund compared to returns of 16.53% for the S&P 500, and 18.45% for the Lipper index.  The Fund returned 7.77% since inception, outperforming both the S&P 500 index return of 7.71%, and the Lipper Large-Cap Growth index return of 6.76%.

During the year ended December 31, 2021, the Fund was helped by strong performance from ON Semiconductor Corporation, Apple, Inc., Alphabet, Inc., Eli Lilly & Co. and Microsoft Corporation.  The shares of ON Semiconductor rose sharply during the year.  The company reported revenue and earnings above expectations each quarter, and raised revenue and earnings guidance several times.  The company expects continued growth as it works to address the global shortage of semiconductor components.  The shares of Apple rose steadily through much of the year.  The company reported revenue and earnings above expectations each quarter, with the exception of the final quarter when results were negatively impacted by short supply of critical components.  Management indicated that they expect supply issues to alleviate in the coming year.  The shares of Alphabet rose steadily throughout the year.  The company reported revenue and earnings that exceeded expectations, driven by strong growth in advertising and cloud-based revenue.  Alphabet also substantially increased the authorized share repurchase facility.  The shares of Eli Lilly finished the year at new highs, up substantially from the beginning of the year, but the stock experienced substantial rallies and retracements.  The volatility in the stock reflects the uncertainties that pharmaceutical

Annual Report |  3

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

companies encounter as they work to bring new therapies to the market.  Lilly’s stock was also negatively impacted when competitor Biogen was denied approval for product to treat Alzheimer’s.  That denial raised concerns about the prospects for approval for a similar treatment that Lilly is developing.  The shares of Microsoft also rose steadily through much of the year.  The company reported revenue and earnings above expectations each quarter, raised its dividend, and approved a new share repurchase program.  Microsoft’s results were driven by strong results across each of its three business segments.

Notable laggards during the year ended December 31, 2021 include Activision Blizzard, Inc., Fidelity National Information Services, PTC, Inc., Cognizant Technology Solutions Corporation, and Charter Communications Incorporated.  The shares of Activision Blizzard fell steadily during the second half of the year.  The company reported earnings that beat expectations each quarter, but lowered earnings expectations several times.  Activision became the target of a lawsuit mid-year alleging a culture of pervasive sexual harassment, which undoubtedly added another negative issue for shareholders.  The shares of Fidelity National rose early in the year, but then fell after the company reported operating results for the first and second quarter.  While revenue and earnings exceeded expectations, the results raised investor concerns.  Fidelity National facilitates the processing of consumer credit card transactions and might not experience continued growth in a slowing economy.  The shares of Cognizant Technology Solutions fell early in the year after the company missed earnings expectations and provided weak guidance.  Investors were also concerned about employee attrition and concerns about workforce availability due to widespread Covid infection rates in India.  The shares of PTC fell steadily during the second half of the year.  The company reported revenue and earnings above expectations each quarter and increased revenue and earnings guidance in July.  Weakness in the shares may be due to investor concerns that this software and services company may experience a decline in growth as the Fed begins to raise interest rates and reduce liquidity injections.  The shares of Charter Communications rose steadily through mid-year, and then reversed, sacrificing all of the early gains.  The company reported revenue and earnings that met, or exceeded, expectations each quarter.  Investor concern later in the year focused on modest growth in enterprise and commercial services and difficult comparisons to results from the previous year that were bolstered by heavy political advertising spending.

During the year we sold Alexion Pharmaceuticals, Southwest Airlines, Cognizant Technology Solutions, and Activision Blizzard.  We used a portion of the proceeds to buy MKS Instruments, a global provider of instruments and systems to measure and control power systems in manufacturing processes.  We also purchased PTC, Inc., software and services company focused on expediting product development for its customers using computer aided design (CAD) and related products.

The Bond Fund

During the year ending December 31, 2021 the Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing year with a return of –2.94% for the Fund compared to –1.72% for the Bloomberg index and –1.88% for the Lipper index.  The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 2.32%, 1.50%, and 0.50% for the Fund, compared to returns of 3.03%, 2.33%, and 1.67% for the Bloomberg Barclay Intermediate

Annual Report |  4

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

Treasury index, and returns of 3.56%, 2.69%, and 1.98% for the Lipper US Government mutual fund index.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.

How Long and How Strange?

Since the Great Financial Crisis the Fed has kept interest rates artificially low by injecting massive amounts of liquidity into the economy.  This has had the effect of lowering the cost of capital and encouraging companies to borrow to fund marginally profitable projects or stock buybacks.  At the same time, the Federal government enacted numerous major stimulus programs that have provided cash for increased consumer spending which accounts for two thirds of GDP.  A little understood result of the Federal stimulus was the perverse effect on labor availability as stimulus cash reduced work incentives.  Labor constraints arose just as supply chain disruption reduced the availability of raw materials, raised commodity prices, and constrained production.  The Federal government and Federal Reserve may have engineered the strong rebound from the pandemic lows, but it remains to be seen if this is a lasting recovery or a “pull forward” of demand that will not survive the removal of stimulus and higher interest rates.  The Fed will need to move cautiously as it implements its policy shift and it may be possible that the Fed will need to be much less aggressive in its implementation than initially intended.  Based on the experience of previous Fed policy shifts, the transition may increase uncertainty as the Fed adjusts its policy actions in an attempt to manage market reactions.

As the economy transitions from the stimulus-induced rebound to a more moderate economic expansion, we could continue to see a shift from the high growth mega-cap names to companies with strong fundamentals and reasonable valuations.  We know that the immediate impact of those policy changes are beyond our control and that our best course of action is to focus on the investment discipline that has guided us successfully through difficult markets in the past.  We believe that company fundamentals matter and that an investment strategy built on that belief has the best opportunity for success over the long term.  We will continue to search for companies that demonstrate the potential to grow revenue and earnings despite the complexities of recent events.  We aim to invest in those companies whose shares are priced attractively relative to those fundamentals.  We believe that well diversified investment portfolios based on this philosophy will be successful no matter how long and strange the trip might be.

                                                           Sincerely,

                                                           Daniel A. Morris

Annual Report |  5

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2021)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	29.50%	12.07%	11.65%	7.16%
Lipper Large Cap Core Index **	26.03%	16.82%	15.18%	8.28%
S&P 500 ***	28.71%	18.45%	16.53%	10.39%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Fund and an administrative fee not to exceed 0.50% of average net assets of the Manor Fund. The total expense ratio for the Manor Fund under the “unified fee” is 1.25%. The advisor pays all expenses of the Manor Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  6

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2021)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	27.90%	19.91%	16.18%	7.77%
Lipper Large Cap Growth Index **	22.35%	24.29%	18.45%	6.76%
S&P 500 ***	28.71%	18.45%	16.53%	7.71%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee not to exceed 0.75% of average net assets of the Manor Growth Fund and an administrative fee not to exceed 0.24% of average net assets of the Manor Growth Fund. The total expense ratio for the Manor Growth Fund under the “unified fee” is 0.99%. The advisor pays all expenses of the Manor Growth Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  7

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2021)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-2.94%	1.50%	0.50%	1.75%
Lipper US Government Index **	-1.88%	2.69%	1.98%	3.97%
Bloomberg Barclays Intermediate Treasury Index ***	-1.72%	2.33%	1.67%	3.73%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, acts as advisor to Manor Investment Funds under an investment advisory agreement with a ”unified fee” structure whereby the advisor is paid a management fee of not to exceed 0.50% of average net assets of the Manor Bond Fund and an administrative fee not to exceed 0.45% of average net assets of the Manor Bond Fund. The total expense ratio for the Manor Bond Fund under the “unified fee” is 0.95%. The advisor pays all expenses of the Manor Bond Fund under this “unified fee” structure.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Bloomberg Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Annual Report |  8

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
1.11%
Communication Services
8.23%
Consumer Cyclical
12.75%
Consumer Defensive
4.91%
Energy
6.46%
Financial Services
11.11%
Healthcare
11.88%
Industrials
12.23%
Money Market Fund
1.19%
Real Estate Investment Trust
4.01%
Technology
26.12%

Sectors are categorized using Morningstar® classifications.

Annual Report |  9

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
4.71%
Communication Services
10.02%
Consumer Cyclical
8.31%
Consumer Defensive
2.29%
Financial Services
4.58%
Healthcare
23.85%
Industrials
6.24%
Money Market Fund
2.19%
Technology
37.81%

Sectors are categorized using Morningstar® classifications.

Annual Report |  10

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
2.06%
U.S. Treasury Notes
97.94%

Sectors are categorized based on asset type.

Annual Report |  11

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Shares		Value

COMMON STOCKS - 94.87%

Beverages - 3.06%
1,563	PepsiCo, Inc.	$ 271,509

Cable & Other Pay Television Services - 3.83%
521	Charter Communications, Inc. Class A *	339,676

Cogeneration Services & Small Power Producers - 1.11%
4,043	The AES Corp.	98,245

Computer Storage Devices - 2.34%
2,260	NetApp, Inc.	207,897

Converted Paper & Paperboard Products (No Container/Boxes) - 6.21%
2,543	Avery Dennison Corp.	550,738

Crude Petroleum & Natural Gas - 3.93%
7,924	Devon Energy Corp.	349,052

Engines & Turbines - 3.27%
1,331	Cummins, Inc.	290,344

Fire, Marine & Casualty Insurance - 1.98%
910	Chubb Ltd. (Switzerland)	175,912

Hospital & Medical Service Plans - 4.62%
885	Anthem, Inc.	410,233

Life Insurance - 1.91%
2,712	Metlife, Inc.	169,473

National Commercial Banks - 7.22%
1,997	JP Morgan Chase & Co.	316,225
1,619	PNC Financial Services Group, Inc.	324,642
		640,867
Operative Builders - 6.09%
4,982	D.R. Horton, Inc.	540,298

Petroleum Refining - 2.54%
2,995	Valero Energy Corp.	224,954

Pharmaceutical Preparations - 3.27%
2,141	AbbVie, Inc.	289,891

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2021

Shares		Value

Retail-Drug Stores and Proprietary Stores - 1.73%
1,488	CVS Health Corp.	$ 153,502

Retail-Grocery Stores - 1.86%
3,642	The Kroger Co.	164,837

Retail-Lumber & Other Building Materials Dealers - 3.97%
1,362	Lowes Cos., Inc.	352,050

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 2.77%
634	Northrop Grumman Corp.	245,402

Semiconductors & Related Devices - 16.15%
4,123	Applied Materials, Inc.	648,795
4,804	Microchip Technology, Inc.	418,236
2,361	Skyworks Solutions, Inc.	366,286
		1,433,317
Services-Business Services - 1.85%
1,507	Fidelity National Information Services, Inc.	164,489

Services-Computer Programming - 4.41%
1,162	Meta Platforms, Inc. Class A *	390,839

Services-Prepackaged Software - 5.78%
1,526	Microsoft Corp.	513,224

Transportation Services - 2.70%
100	Booking Holdings, Inc. *	239,923

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.27%
1,513	AmerisourceBergen Corp.	201,063

TOTAL FOR COMMON STOCKS (Cost $3,626,793) - 94.87%		8,417,735

REAL ESTATE INVESTMENT TRUST - 4.01%
421	Equinix, Inc.	356,099
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $156,700) - 4.01%		356,099

MONEY MARKET FUND - 1.19%
105,596	First American Government Obligation Fund Class Z 0.02% ** (Cost $105,596)	105,596

The accompanying notes are an integral part of these financial statements.

Annual Report |  13

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2021

Value

TOTAL INVESTMENTS (Cost $3,889,089) - 100.07%	$ 8,879,430

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.07)%	(6,056)

NET ASSETS - 100.00%	$ 8,873,374

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report |  14

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Shares		Value

COMMON STOCKS - 97.84%

Cable & Other Pay Television Services - 3.28%
775	Charter Communications, Inc. Class A *	$ 505,277

Electronic Computers - 11.66%
10,107	Apple, Inc.	1,794,700

Fire, Marine & Casualty Insurance - 2.22%
1,768	Chubb Ltd. (Switzerland)	341,772

Hospital & Medical Service Plans - 4.06%
1,244	Unitedhealth Group, Inc.	624,662

Industrial Instruments For Measurement, Display & Control - 2.80%
2,475	MKS Instruments, Inc.	431,071

Measuring & Controlling Devices - 4.28%
988	Thermo Fisher Scientific, Inc.	659,233

Pharmaceutical Preparations - 11.95%
2,616	AbbVie Inc.	354,206
4,802	Bristol-Myers Squibb Co.	299,405
2,974	Eli Lilly & Co.	821,478
575	Regeneron Pharmaceuticals, Inc. *	363,124
		1,838,213
Radio & TV Broadcasting & Communuications Equipment - 4.06%
3,413	Qualcomm, Inc.	624,135

Retail-Building Materials, Hardware, Garden Supply - 4.71%
2,058	The Sherwin-Williams Co.	724,745

Retail-Catalog & Mail-Order Houses - 5.87%
271	Amazon.com, Inc. *	903,606

Retail-Drug Stores & Proprietary Stores - 3.57%
5,326	CVS Health Corp.	549,430

Retail-Variety Stores - 2.29%
2,510	Dollar Tree, Inc. *	352,705

Semiconductors & Related Devices - 6.54%
14,813	On Semiconductor Corp. *	1,006,099

The accompanying notes are an integral part of these financial statements.

Annual Report |  15

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2021

Shares		Value

Services-Business Services - 7.24%
3,613	Akamai Technologies, Inc. *	$ 422,866
3,004	Fidelity National Information Services, Inc.	327,887
1,010	MasterCard, Inc. Class A	362,913
		1,113,666
Services-Computer Programming, Data Processing, Etc. - 6.74%
179	Alphabet, Inc. Class A *	518,570
179	Alphabet, Inc. Class C *	517,953
		1,036,523
Services-Equipment Rental & Leasing - 3.54%
1,640	United Rentals, Inc. *	544,956

Services-Prepackaged Software - 7.88%
2,456	Microsoft Corp.	826,002
3,191	PTC, Inc. *	386,590
		1,212,592
Trucking (No Local) - 2.71%
2,326	Landstar System, Inc.	416,400

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 2.44%
6,255	LKQ Corp.	375,488

TOTAL FOR COMMON STOCKS (Cost $5,011,928) - 97.84%		15,055,273

MONEY MARKET FUND - 2.19%
336,955	First American Government Obligation Fund Class Z 0.02% ** (Cost $336,955)	336,955

TOTAL INVESTMENTS (Cost $5,348,883) - 100.03%		15,392,228

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.03)%		(4,642)

NET ASSETS - 100.00%		$15,387,586

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report |  16

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2021

Face Amount		Value

US TREASURY NOTES - 96.86%
50,000	US Treasury Note 1.50% Due 01/31/2022	$ 50,055
300,000	US Treasury Note 1.25% Due 07/31/2023	303,023
225,000	US Treasury Note 2.50% Due 08/15/2023	231,750
400,000	US Treasury Note 0.50% Due 02/28/2026	388,828
150,000	US Treasury Note 1.50% Due 08/15/2026	151,787
100,000	US Treasury Note 2.875% Due 05/15/2028	109,035
325,000	US Treasury Note 1.75% Due 11/15/2029	333,443
175,000	US Treasury Note, Series C, 0.625% Due 05/15/2030	163,796

TOTAL FOR US TREASURY NOTES (Cost $1,713,713) - 96.86%		1,731,717

MONEY MARKET FUND - 2.03%
Shares		Value
36,366	First American Treasury Obligation Class Z 0.01% * (Cost $36,366)	36,366

TOTAL INVESTMENTS (Cost $1,750,079) - 98.89%		1,768,083

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.11%		19,843

NET ASSETS - 100.00%		$ 1,787,926

* Variable rate security; the coupon rate shown represents the yield at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report |  17

MANOR INVESTMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,889,089, $5,348,883, and $1,750,079, respectively)	$ 8,879,430	$15,392,228	$1,768,083
Cash	700	-	-
Receivables:
Dividends and Interest	2,410	1,677	6,721
Capital Shares Sold	-	6,300	14,550
Total Assets	8,882,540	15,400,205	1,789,354
Liabilities:
Payables:
Due to Advisor	9,166	12,619	1,428
Total Liabilities	9,166	12,619	1,428
Net Assets	$ 8,873,374	$15,387,586	$1,787,926

Net Assets Consist of:
Capital Stock	$ 257	$ 406	$ 168
Paid In Capital	3,882,776	5,345,964	1,778,969
Distributable Earnings	4,990,341	10,041,216	8,789
Net Assets (10,000,000 shares authorized, $0.001 par value) for 257,385, 405,559, and 167,753 shares outstanding, respectively.
	$ 8,873,374	$15,387,586	$1,787,926

Net Asset Value and Offering Price Per Share	$ 34.48	$ 37.94	$ 10.66

The accompanying notes are an integral part of these financial statements.

Annual Report |  18

MANOR INVESTMENT FUNDS

STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 138,098	$ 106,399	$ -
Interest	53	70	27,356
Total Investment Income	138,151	106,469	27,356

Expenses:
Advisory	62,475	104,041	8,757
Administrative	41,650	33,293	7,882
Total Expenses	104,125	137,334	16,639

Net Investment Income (Loss)	34,026	(30,865)	10,717

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	262,787	714,256	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,804,649	2,762,685	(60,904)
Net Realized and Unrealized Gain (Loss) on Investments	2,067,436	3,476,941	(60,904)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,101,462	$ 3,446,076	$ (50,187)

The accompanying notes are an integral part of these financial statements.

Annual Report |  19

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2021	12/31/2020
Increase in Net Assets From Operations:
Net Investment Income	$ 34,026	$ 45,371
Net Realized Gain on Investments	262,787	81,286
Net Change in Unrealized Appreciation on Investments	1,804,649	315,826
Net Increase in Net Assets Resulting from Operations	2,101,462	442,483

Distributions to Shareholders	(296,829)	(126,651)

Capital Share Transactions:
Proceeds from Shares Sold	182,667	511,896
Reinvestment of Distributions	284,177	126,651
Cost of Shares Redeemed	(672,780)	(1,400,859)
Net Decrease from Capital Shares Transactions	(205,936)	(762,312)

Total Increase (Decrease)	1,598,697	(446,480)

Net Assets
Beginning of Year	7,274,677	7,721,157

End of Year	$ 8,873,374	$ 7,274,677

Capital Share Transactions:
Shares Sold	5,937	21,759
Shares Issued on Reinvestment of Distributions	8,202	4,646
Shares Redeemed	(20,856)	(54,162)
Net Decrease in Outstanding Shares of the Fund	(6,717)	(27,757)

The accompanying notes are an integral part of these financial statements.

Annual Report |  20

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2021	12/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (30,865)	$ (280)
Net Realized Gain on Investments	714,256	1,360,908
Net Change in Unrealized Appreciation on Investments	2,762,685	1,539,287
Net Increase in Net Assets Resulting from Operations	3,446,076	2,899,915

Distributions to Shareholders	(707,770)	(1,361,998)

Capital Share Transactions:
Proceeds from Shares Sold	345,802	374,950
Reinvestment of Distributions	695,282	1,337,230
Cost of Shares Redeemed	(1,416,047)	(1,716,645)
Net Decrease from Capital Shares Transactions	(374,963)	(4,465)

Total Increase	2,363,343	1,533,452

Net Assets
Beginning of Year	13,024,243	11,490,791

End of Year	$15,387,586	$13,024,243

Capital Share Transactions:
Shares Sold	9,832	13,580
Shares Issued on Reinvestment of Distributions	18,177	43,165
Shares Redeemed	(41,463)	(57,024)
Net Decrease in Outstanding Shares of the Fund	(13,454)	(279)

The accompanying notes are an integral part of these financial statements.

Annual Report |  21

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2021	12/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 10,717	$ 12,512
Net Realized Gain on Investments	-	1,583
Net Change in Unrealized Appreciation (Depreciation) on Investments	(60,904)	64,459
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,187)	78,554

Distributions to Shareholders	(10,782)	(12,640)

Capital Share Transactions:
Proceeds from Shares Sold	480,357	510,348
Shares Issued on Reinvestment of Distributions	10,782	12,640
Cost of Shares Redeemed	(56,105)	(510,033)
Net Increase from Capital Share Transactions	435,034	12,955

Total Increase	374,065	78,869

Net Assets
Beginning of Year	1,413,861	1,334,992

End of Year	$ 1,787,926	$ 1,413,861

Capital Share Transactions:
Shares Sold	43,975	45,860
Shares Issued on Reinvestment of Distributions	1,013	1,145
Shares Redeemed	(5,193)	(45,849)
Net Increase in Outstanding Shares of the Fund	39,795	1,156

The accompanying notes are an integral part of these financial statements.

Annual Report |  22

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value, at Beginning of Year	$ 27.54	$ 26.46	$ 20.33	$ 26.53	$ 22.05
Income From Investment Operations:					
Net Investment Income *	0.13	0.17	0.20	0.16	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	8.00	1.40	6.23	(5.36)	4.50
Total from Investment Operations	8.13	1.57	6.43	(5.20)	4.78
Distributions:					
Net Investment Income	(0.14)	(0.17)	(0.20)	(0.17)	(0.27)
Realized Gains	(1.05)	(0.32)	(0.10)	(0.83)	(0.03)
Total from Distributions	(1.19)	(0.49)	(0.30)	(1.00)	(0.30)
Net Asset Value, at End of Year	$ 34.48	$ 27.54	$ 26.46	$ 20.33	$ 26.53
Total Return **	29.50%	5.95%	31.63%	(19.55)%	21.67%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 8,873	$ 7,275	$ 7,721	$ 5,735	$ 7,577
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.66%	0.85%	0.62%	1.15%
Portfolio Turnover	3.20%	11.95%	9.99%	16.06%	14.56%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  23

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report |  24

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year.

Years Ended				
	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Net Asset Value, at Beginning of Year	$ 11.05	$ 10.53	$ 10.19	$ 10.22	$ 10.27
Income From Investment Operations:					
Net Investment Income *	0.07	0.10	0.10	0.08	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.39)	0.52	0.33	(0.01)	(0.05)
Total from Investment Operations	(0.32)	0.62	0.43	0.07	(0.01)
Distributions:					
Net Investment Income	(0.07)	(0.10)	(0.09)	(0.10)	(0.04)
Total from Distributions	(0.07)	(0.10)	(0.09)	(0.10)	(0.04)
Net Asset Value, at End of Year	$ 10.66	$ 11.05	$ 10.53	$ 10.19	$ 10.22
Total Return **	(2.94)%	5.89%	4.23%	0.66%	(0.11)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 1,788	$ 1,414	$ 1,335	$ 1,222	$ 1,327
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.87%	0.93%	0.82%	0.41%
Portfolio Turnover	0.00%	14.48%	21.04%	37.53%	23.92%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report |  25

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2021

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

Annual Report |  26

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

Distributions to Shareholders: The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Security Transactions and Investment Income: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability at measurement date, and that would be based on the best information available.

Annual Report |  27

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short-term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

Annual Report |  28

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2021:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 8,417,735	$ -	$ -	$ 8,417,735
Real Estate Investment Trust	356,099	-	-	356,099
Money Market Fund	105,596	-	-	105,596
	$ 8,879,430	$ -	$ -	$ 8,879,430

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 15,055,273	$ -	$ -	$ 15,055,273
Money Market Fund	336,955	-	-	336,955
	$ 15,392,228	$ -	$ -	$ 15,392,228

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,731,717	$ -	$ 1,731,717
Money Market Fund	36,366	-	-	36,366
	$ 36,366	$ 1,731,717	$ -	$ 1,768,083

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2021.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2021.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management and administrative services to the Funds. Effective January 1, 2018 the investment advisory agreement adopted a “unified fee” structure consisting of a management fee not to exceed 0.75% of average net assets for the Manor Fund and the Growth Fund and a management fee not to exceed 0.50% of average net assets for the Bond Fund. The agreement also includes an administrative fee

Annual Report |  29

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

not to exceed 0.50%, 0.24% and 0.45% of average net assets for the Manor Fund, Growth Fund, and Bond Fund, respectively. For the year ended December 31, 2021, the Advisor earned advisory fees from the Manor, Growth, and Bond funds of $62,475, $104,041, and $8,757, respectively. As of December 31, 2021, the Manor, Growth, and Bond Funds each owed the Advisor advisory fees of $5,500, $9,560, and $752, respectively. For the year ended December 31, 2021, the Advisor earned administrative fees from the Manor, Growth, and Bond funds of $41,650, $33,293, and $7,882, respectively. As of December 31, 2021, the Manor, Growth, and Bond funds each owed the Advisor administrative fees of $3,666, $3,059, and $676, respectively.

Administrative Shareholder Servicing Fees

As of August 25, 2018, the Trust entered into an Administrative Services Agreement under which the Advisor provides certain services to the Trust including, but not limited to: accounting, recordkeeping, and portfolio administration of the funds; preparation, distribution, and filing of required reports; managing operational requirements and service providers; organizing and managing the Board of Trustees; and providing marketing and distribution services.  Under the Administrative Services Agreement the Advisor earns a fee of 0.05% of net average assets of the Trust. This administrative shareholder services fee is included in the ordinary expenses of the Trust on an annual basis, billed monthly. The fee may be waived for assets in any fund series during periods that the Advisor serves as investment advisor to that series. For the year ended December 31, 2021, no fees were billed or accrued for the Advisor under this agreement.

As Administrator to the Trust, the Advisor also oversees the third-party service providers. The Advisor pays all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board. The Advisor also pays certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2021, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 257,511	$ 867,273	$ 393,863
Sales	$ 787,881	$ 2,004,367	$ -

Annual Report |  30

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

5.   TAX MATTERS NOTE

As of December 31, 2021, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 3,889,089	$ 5,351,012	$ 1,750,079
Gross tax appreciation of investments	$ 5,022,103	$ 10,094,965	$ 33,134
Gross tax depreciation of investments	(31,762)	(53,749)	(15,130)
Net tax appreciation (depreciation)	$ 4,990,341	$ 10,041,216	$ 18,004

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2021, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$ 4,990,341	$ -	$ 4,990,341
Growth Fund +	$10,041,216	$ -	$10,041,216
Bond Fund	$ 18,004	$ (9,215)	$ 8,789

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

As of December 31, 2021, the Bond Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ (5,977)
Short-term non-expiring	$ (3,238)
Total	$ (9,215)

The Growth Fund has recorded a reclassification in the capital accounts. As of December 31, 2021, the Fund recorded permanent book/tax differences of $24,588 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

Annual Report |  31

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 36,772	$ —	$ 10,782
Long-term Gain	$ 260,057	$ 707,770	$ —

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

	Manor Fund	Growth Fund	Bond Fund
Ordinary Income	$ 65,121	$ 84,960	$ 12,640
Long-term Gain	$ 61,530	$ 1,277,038	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

7.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises

Annual Report |  32

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2021

caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

8.  SECTOR RISK

The Manor Fund and Growth Fund may, at times invest a substantial portion of the portfolio in companies in the technology sector.  Companies in this sector are subject to the risk of rapidly changing technological developments and highly competitive industry participants.  As a result, many companies can have variable earnings and may not pay dividends, leading to higher volatility as investor expectations shift.

9. SUBSEQUENT EVENTS

On December 31, 2021, Morris Capital Advisors was acquired by Smithbridge Asset Management Inc. pursuant to an asset acquisition agreement. On February 17, 2022, the Board of Trustees approved a new investment advisory agreement between Morris Capital Advisors and the Trust with respect to each Fund. Each new investment advisory agreement is subject to the approval of the applicable Fund’s shareholders. Management has evaluated the impact of all other subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Annual Report |  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of the Manor Fund, Growth Fund and

Bond Fund, each a series of the Manor Investment Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Manor Fund, Growth Fund and Bond Fund (collectively the "Funds"), each a series of the Manor Investment Funds, including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Manor Investment Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2003

Abington, Pennsylvania

February 23, 2022

Annual Report |  34

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2021 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 through December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report |  35

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2021	December 31, 2021	July 1, 2021 to December 31, 2021

Actual	$1,000.00	$1,081.43	$6.56
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2021	December 31, 2021	July 1, 2021 to December 31, 2021

Actual	$1,000.00	$1,146.58	$5.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2021	December 31, 2021	July 1, 2021 to December 31, 2021

Actual	$1,000.00	$991.25	$4.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report |  36

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2021 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Funds proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Funds website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

Liquidity Risk Management Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet

Annual Report |  37

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Renewal Of Management Agreement

The Amended and Restated Management Agreement (the “Agreement”) for the Fund was considered, and approved, by the Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement at an in-person meeting held on February 17, 2022.

The Trustees had the opportunity to review the following information: (i) executed copies of the management agreement, as amended; (ii) the Advisor’s most current Form ADV Parts I and II and accompanying schedules, (iii) current financial statements for the Advisor; (iv) performance information illustrating the Funds’ returns for various periods ended December 31, 2021, and comparisons to its benchmark and peer group for the same periods, and (v) an analysis of each Fund’s advisory fee, expenditures, and total expense ratio under the “unified fee” structure compared to those of its peer group. The Trustees discussed this information with representatives of the Advisor for each Fund according to the Trustees’ 15(c) checklist, including, but not limited to, a request for the Advisor’s current market outlook, a description of any changes in the Advisor’s personnel or operations, and an attribution analysis of the Fund’s performance during the prior year.

The Trustees confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed to be relevant, including information that had been provided by the Advisor to the Trustees throughout the year at regular quarterly meetings, as well as information that was specifically furnished to the Board in connection with its review of the management agreements.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  The Trustees also analyzed the Investment Advisor's experience and the capabilities of the staff of the Investment Advisor.  For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to several investment programs sponsored by major brokerage firms, and direct investment advisory client relationships.  In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions.  Based on this review, the Trustees concluded that the range and quality of services to be provided

Annual Report |  38

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing the Funds.  The Trustees considered fund performance over the most recent quarter along with annual performances for trailing 1-year, 3-year, 5-year, 10-year periods, as well as performance since inception for each of the Funds.  The Trustees considered both short-term and long-term performance, and the nature of the investment markets, with an emphasis on long-term performance and the potential for the Advisor to improve performance in future periods.  They noted that the Manor Fund outperformed its peer group, as measured by the Lipper Large-Cap Core mutual fund index, and the S&P 500 index during the year ending December 31, 2021.  The fund underperformed its peer group and the S&P 500 index during the trailing 3-year, 5-year and 10-year periods, and since inception, as of December 31, 2021.  They noted that the Manor Growth Fund outperformed its peer group, as measured by the Lipper Large-Cap Growth mutual fund index during the trailing year, and since inception, as of December 31, 2021, but underperformed its peer group during the trailing 3-year, 5-year, and 10-year periods.  They also noted that the Manor Growth Fund outperformed the S&P 500 index during the most recent quarter, trailing 3-year and 5-year periods, and since inception, as of December 31, 2021.  They noted that the Manor Bond Fund underperformed its peer group as measured by the Lipper US Government mutual fund index, and underperformed the Bloomberg Barclay Intermediate Government index, during the quarter ending December 31, 2021.  They also noted that the Fund underperformed both of these indices during the trailing 1-year, 3-year, 5-year, and 10-year periods, and since inception as of December 31, 2021.  The Trustees recognized that this performance was consistent with the very short maturity profile of the Fund, designed to protect principal in a rising interest rate environment.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees noted the gross and net operating expense ratio of the funds, including the fee for the investment advisor was 1.25% for the Manor Fund, 0.99% for the Growth Fund, and 0.95% for the Bond Fund.  This compares to average expense ratios for the peer groups for each fund of 1.20% for 1,227 funds in the Large-Cap Core category, 1.03% for 1,164 funds in the Large-Cap Growth category, and 0.81% for 219 funds in the Government Intermediate Bond fund category.  The Trustees believe that the expense ratios are justified due to the Advisor’s proprietary stock selection process, which includes constant monitoring of thousands of public companies and the, the administrative services provided by the Adviser, and the Advisor’s efforts to increase visibility of the Fund and attract additional assets.  The Trustees also noted that a “unified fee” structure provides greater flexibility to reduce the expense ratio when the opportunity arises.

Annual Report |  39

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

The Trustees noted that the Advisor appeared profitable for the period despite the fact that the Advisor waived certain management fees and provided administrative functions for the Funds over and above their role as investment advisor.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  The potential impact of the added costs of these programs on the Advisor’s fees is discussed below in the section titled “Economies of Scale”.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor.  Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is the potential for the realization of any further economies of scale.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  Two major brokers Charles Schwab and Fidelity charge 0.40% on these assets which reduce the management fees to the advisor to the extent that they are not covered by the Shareholder Services fee.  The Trustees noted that the Funds could realize additional economies of scale as the Fund grows.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation.  On the basis of its review, and the foregoing information, the Trustees determined that the Advisory Agreement, including the advisory fee payable there under, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Annual Report |  40

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2021 (UNAUDITED)

The Officers and Trustees of the Fund have agreed to serve without compensation and their year of birth, length of service, principal occupation, number of portfolios overseen and other directorships are listed below.  Unless otherwise provided, the address of each trustee and officer is 15 Chester Commons, Malvern, PA 19355.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
James McFadden 1947	Trustee Term: Indefinite	Since 2019 Formerly 1995 to 2006	Retired; Privacy Officer, Capital One Corp.	Three	None
John McGinn 1944	Trustee Term: Indefinite	Since 2002	Retired; Formerly, Independent Real Estate Sales Consultant	Three	None
Fred Myers 1955	Trustee Term: Indefinite	Since 1995	Partner, Myers and Associates, CPA’s	Three	None
Edward Szkudlapski 1957	Trustee Term: Indefinite	Since 2000	President, Eclipse Business Solutions, Inc. (management consulting firm)	Three	None
Interested Trustee*
Daniel A. Morris* 1955	Trustee, President and Treasurer	Since 1995	President, Chief Investment Officer and Portfolio Manager, Morris Capital Advisors LLC	Three	None

*  Mr. Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s advisor.

Annual Report |  41

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

DECEMBER 31, 2021 (UNAUDITED)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
John R. Giles 1958	Secretary	Since 2005	Director Marketing, Smithbridge Asset Management	N/A	N/A
Joseph T. Doyle, Jr. 1959	Chief Compliance Officer	Since 2019	Portfolio Manager, Morris Capital Advisors, LLC	N/A	N/A

No compensation was paid to either the independent or interested Trustees during the fiscal year ended December 31, 2021.

Annual Report |  42

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each of the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2021	12/31/2020
Audit Fees	$23,000	$27,000
Audit Related Fees	$0	$0
Tax Fees	$5,700	$5,100
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

i)

The registrant does not have a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

j)

The registrant is not a foreign issuer, as defined in 17 CFR, 240, 3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A).

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  June 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date:  June 22, 2022